UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

August 10, 2005

THE HERSHEY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive Hershey, Pennsylvania	17033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(717) 534-6799

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item  1.01 Entry into a Material Definitive Agreement

On August 10, 2005, The Hershey Company (the “Registrant”) entered into an Underwriting Agreement with Banc of America Securities LLC and UBS Investment Bank (the “Underwriters”) with respect to the issuance by the Registrant of certain debt securities. On August 10, 2005, the Registrant entered into a Pricing Agreement with the Underwriters concerning the issuance and sale of $250 million aggregate principal amount of 4.850% Notes due August 15, 2015 (“Notes”).

In the ordinary course of their respective businesses, the Underwriters and their affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with the Registrant and its affiliates for which they have in the past received, and may in the future receive, customary fees. Affiliates of some of the lenders under the Registrant’s five year credit agreement are acting as underwriters for the offering of the Notes.

Information concerning the Notes and related matters is set forth in the Registrant’s Prospectus and Prospectus Supplement, each dated August 10, 2005, which were filed with the Securities and Exchange Commission on August 11, 2005.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 16, 2005, the Registrant announced that Alfred F. Kelly, Jr., Group President, American Express Company, has been elected to the Registrant’s Board of Directors (“Board”), effective August 11, 2005. A copy of the Registrant’s press release announcing the election of Mr. Kelly to the Board is filed herewith as Exhibit 99.1. The Board has not yet determined the committees of the Board to which Mr. Kelly will be appointed and the Registrant will update this filing at the time such appointments are made.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release announcing the election of Alfred F. Kelly, Jr. to the Board (filed herewith)

The following Exhibits are incorporated by reference into a Registration Statement on Form S-3 (No. 333-33507) as exhibits thereto and are filed as part of this Report.

1

Underwriting Agreement, dated August 10, 2005, among the Registrant, Banc of America Securities LLC and UBS Investment Bank relating to the issuance by the Registrant of certain debt securities (filed herewith)

4(b)	Global Security representing the Registrant’s 4.850% Notes due August 15, 2015 (filed herewith)

99

Pricing Agreement, dated August 10, 2005, among the Registrant, Banc of America Securities LLC and UBS Investment Bank relating to the issuance and sale of $250 million aggregate principal amount of 4.850% Notes due August 15, 2015 (filed herewith)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY
(Registrant)

By:	/s/ Burton H. Snyder
Burton H. Snyder
Senior Vice President, General
Counsel and Secretary

Date: August 16, 2005

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EXHIBIT INDEX

Exhibit No.	Exhibit
1	Underwriting Agreement, dated August 10, 2005, among the Registrant, Banc of America Securities LLC and UBS Investment Bank relating to the issuance by the Registrant of certain debt securities

4(b)	Global Security representing the Registrant’s 4.850% Notes due August 15, 2015

99	Pricing Agreement, dated August 10, 2005, among the Registrant, Banc of America Securities LLC and UBS Investment Bank relating to the issuance and sale of $250 million aggregate principal amount of 4.850% Notes due August 15, 2015

99.1	Press release announcing the election of Alfred F. Kelly, Jr. to the Registrant’s Board of Directors

4